SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                                KOALA CORPORATION
            ---------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11,

         1)     Title of each class of securities to which transaction applies:

         2)     Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)     Proposed maximum aggregate value of transaction:

         5)     Total fee paid:

[ ]       Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:

         2)     Form, Schedule or Registration Statement No.:

         3)     Filing Party:

         4)     Date Filed:

                            (Koala Corporation Logo)






                                KOALA CORPORATION

                                                                  March 20, 2000


TO THE SHAREHOLDERS OF KOALA CORPORATION

         You are cordially invited to attend the Annual Meeting of Shareholders of Koala Corporation to be held on Wednesday, April 26, 2000 at 3:00 p.m. at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying Proxy and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

         On behalf of your Board of Directors and employees, thank you for your continued support of Koala Corporation.

                                  Very truly yours,

                                  Mark A. Betker,
                                  Chairman and Chief Executive Officer

                                KOALA CORPORATION
                         11600 East 53rd Avenue, Unit D
                             Denver, Colorado 80239

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 26, 2000


TO:      The Shareholders of Koala Corporation:

         The Annual Meeting of Shareholders of Koala Corporation (the "Company") will be held on Wednesday, April 26, 2000 at 3:00 p.m. at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado.

         The items of business are:

         1. To elect four directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected;

         2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record as shown on the books of the Company at the close of business of March 8, 2000 will be entitled to vote at the meeting and any adjournment thereof.

         This notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                                             Jeffrey L. Vigil,
                                             Secretary
March 20, 2000
Denver, Colorado

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                KOALA CORPORATION
                         11600 East 53rd Avenue, Unit D
                             Denver, Colorado 80239

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 26, 2000

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         This Proxy Statement is furnished to the record holders of shares of Common Stock of Koala Corporation, a Colorado corporation (the "Company"), as of March 8, 2000, by order of the Board of Directors. This Proxy Statement is furnished in connection with the Board of Directors' solicitation of the enclosed Proxy for the Annual Meeting of Shareholders to be held on Wednesday, April 26, 2000, at 3:00 p.m. at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado. A shareholder giving a Proxy may revoke it at any time prior to the actual voting at the Annual Meeting of Shareholders by filing written notice of revocation with the Secretary of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new Proxy with the Secretary of the Company. The revocation of a Proxy will not affect any vote taken prior to such revocation. This Proxy Statement is expected to be first mailed to shareholders on or about March 22, 2000.

         The Annual Meeting of Shareholders  has been  called for the purpose of
(i) electing four directors for a one-year term, and ( ii ) ratifying the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2000. All properly executed proxies received at or prior to the meeting will be voted at the meeting. If a shareholder directs how a Proxy is to be voted with respect to the business coming before the meeting, the Proxy will be voted in accordance with the shareholder's directions. If a shareholder does not direct how a Proxy is to be voted, it will be voted FOR electing management's nominees as members of the Company's Board of Directors and FOR ratifying the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on March 8, 2000, the record date for the Annual Meeting of Shareholders, there were 6,397,128 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted. A majority of the shares of Common Stock issued and outstanding must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

                              ELECTION OF DIRECTORS

         The Board of Directors recommends that the four nominees named below be elected to serve as directors of the Company. Directors are elected to serve a one-year term. Directors being elected at this Annual Meeting of Shareholders will serve until the next Annual Meeting of Shareholders, or until their successors have been duly elected and qualified. All nominees have consented to serve if elected, but if any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Assuming a quorum is present, the four nominees receiving the highest number of votes cast will be elected as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING THE NOMINEES SET FORTH BELOW FOR DIRECTOR.

Directors and Executive Officers

         The following table lists the names, ages and positions of the directors and executive officers of the Company as of March 20, 2000. The members of the Board of Directors are elected to serve until the next Annual Meeting of Shareholders. All executive officers have been appointed to serve until their successors are elected and qualified. Additional information regarding the business experience, length of time served in each capacity and other matters relevant to each individual is set forth below the table.


Name                  Age    Company Position             Director/Officer Since
----                  ---    ----------------             ----------------------
Mark A. Betker        49     Chairman, Chief Executive                1995
                             Officer, and Director*
Michael C. Franson    45     Director*                                1994
John T. Pfannenstein  43     Director*                                1993
Ellen S. Robinson     37     Director*                                1997
Jeffrey L. Vigil      46     Secretary, Treasurer and Vice President
                             of Finance and Administration            1996
James A. Zazenski     35     Executive Vice President and
                             General Manager                          1997
*Nominee.

     Mark A. Betker has served as Chief Executive Officer, President and a Director since joining the Company in November 1995, and as Chairman since
December 1996. From 1986 to 1995, Mr. Betker was executive vice president of Windsor Industries Inc., a world-wide manufacturer of building maintenance equipment. Mr. Betker received a M.B.A. degree from Regis University and a B.A. degree from the University of Wisconsin.

     Michael C. Franson is a Director of the Company. He is currently an Executive Vice President and principal of The Wallach Company, Inc., an investment banking firm located in Denver, Colorado where he has worked since 1988. Mr. Franson received a M.B.A. degree from the Graduate School of Business at the University of Oregon and an undergraduate degree from California State University at Chico.

     John T. Pfannenstein is a Director of the Company. From 1993 to 1995, he served as the Company's Chairman of the Board, and from 1993 to May 1996 he served as the Company's Treasurer. Mr. Pfannenstein co-founded and serves as President of Rockmont Capital Partners, Ltd., formerly Rockmont Value Investors, Ltd. ("Rockmont"), a privately held investment company based in Denver, Colorado. Mr. Pfannenstein received a bachelor's degree from St. John's University (Minnesota).

     Ellen S. Robinson is a Director of the Company. Ms. Robinson served as President of Ascent Sports, Inc. from June 1996 until July 1998, where she oversaw the business operations of the Colorado Avalanche professional hockey team and the Denver Nuggets professional basketball team. From 1988 to 1996, Ms. Robinson was the vice president of customer development, general manager and area marketing manager for the Pepsi Cola Bottling Company in Denver. Ms. Robinson also serves as a director of a number of private non-profit businesses. Ms. Robinson received a B.A. degree from the Wharton School of Business at the University of Pennsylvania and a certificate in international business from the University of Colorado.

     Jeffrey L. Vigil has served as the Company's Treasurer and Vice President of Finance and Administration since May 1996. Mr. Vigil was also appointed as the Company's Secretary in 1998. From 1980 to 1989 and from 1993 to 1996, Mr. Vigil held various positions at Energy Fuels Corporation, a privately owned Colorado natural resources company, including Accounting Manager, Contract Administrator, Controller and Vice President of Finance. From 1990 to 1993 Mr. Vigil was a self-employed financial consultant. From 1976 until 1979, Mr. Vigil served as an auditor with Arthur Andersen LLP. Mr. Vigil is a certified public accountant and received a bachelor's degree in Accounting from the University of Wyoming.

     James A. Zazenski has served as the Company's Executive Vice President and General Manager since June 1997. From 1984 to 1997, Mr. Zazenski held various positions at Windsor Industries, Inc., the last of which was Vice President of Marketing. Mr. Zazenski received an M.B.A. degree from University of Colorado at Denver and a B.S. degree in Mechanical Engineering from the University of Colorado at Denver.

     Each director holds office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. There are no family relationships among directors or executive officers except that John T. Pfannenstein and Jeffrey L. Vigil are brothers-in-law.

     During the fiscal year ended December 31, 1999, the Board of Directors held four regular meetings and one special meeting. All Directors attended at least 75% of such meetings.

                                Board Committees

     The Board of Directors has an Audit Committee, which consists of Mr. Franson, Mr. Pfannenstein and Ms. Robinson. The purpose of the Audit Committee is to recommend the appointment of the independent auditors for the Company, review the scope of the audit, examine the auditors' reports, make appropriate recommendations to the Board of Directors as a result of such review and examination, and make inquiries into the effectiveness of the financial and accounting functions and controls of the Company. The audit committee held one meeting during 1999.

     The Company also has a Compensation Committee, which Committee makes recommendations on executive compensation and selects those persons eligible to receive grants of options. The Compensation Committee consists of Mr. Franson and Mr. Betker. The Compensation Committee held one meeting during 1999.

The Company has no nominating committees.


             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% of the Company's Common Stock to file reports with the Securities and Exchange Commission regarding their ownership and regarding their acquisitions and dispositions of the Company's Common Stock.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1999, all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with except that Mr. Franson, Ms. Robinson, Mr. Zazenski and Mr. Vigil each failed to timely file a Form 4 for grants of options to purchase shares of Common Stock.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation for the fiscal years ended December 31, 1997, 1998 and 1999 for the Chief Executive Officer of the Company and the executive officers who received compensation of $100,000 or more during the year ended December 31, 1999.

                           Summary Compensation Table

                                                                                                      Long-Term
                                                                Annual Compensation                 Compensation
                                              ------------------------------------------------      ------------

                                                                                                      Number of
                                                                                                     Securities
       Name and                                                                  Other Annual        Underlying
   Principal Position          Year            Salary              Bonus         Compensation          Options
------------------------       ----           --------           ---------      --------------         -------
                                               ($)                ($)                ($)                 (#)
Mark A. Betker                 1999           206,846             117,385             --               42,000
Chief Executive                1998           160,984              29,000             --                 --
Officer                        1997           164,615              27,659             --                 --


James A. Zazenski              1999           116,616              36,154             --               40,000
ExecutiveVice President        1998           120,211                --               --              100,000
& General Manager              1997            59,097                --               --               20,000



Jeffrey L. Vigil               1999           100,501              13,846                              40,000
Vice President                 1998           104,150              25,000             --              100,000
Finance & Administration       1997           101,423               3,000             --               20,000

                      Option Grants During Fiscal Year 1999
                                Individual Grants

                                Number of           % of Total
                               Securities        Options Granted to
                               Underlying           Employees in         Exercise or Base
           Name            Options Granted (#)      Fiscal Year            Price ($/Sh)          Expiration Date
           ----            -------------------      -----------            ------------          ---------------
Mark A. Betker                   42,000                16.1%                  $12.50             April 29, 2009
James A. Zazenski                40,000                15.3%                  $12.50             April 29, 2009
Jeffrey L. Vigil                 40,000                15.3%                  $12.50             April 29, 2009

                    Aggregate Option Exercise in Fiscal 1999
                        and Fiscal Year-End Option Values

         The following table summarizes the value of the unexercised options held by the officers named in the summary compensation table as of December 31, 1999. Mark Betker exercised 80,000 options during 1999. There were no options exercised by any other officer or director of the Company during 1999.

                                                            Number of Securities       Value of Unexercised
                                                         Underlying The Unexercised       "In-the-Money"
                                                           Options at 12/31/99        Options at 12/31/99(1)
                  Shares Acquired                          -------------------        ----------------------
    Name            on Exercise      Value Realized       Exercisable Unexercisable   Exercisable Unexercisable
-----------         -----------      --------------       ----------- -------------   ----------- -------------
                                           ($)                     ($)                ($)
Mark A. Betker        80,000             692,500           320,000         142,000     2,600,000     900,500
James A.
Zazenski                   0                   0            28,000         132,000        135,000    477,500

Jeffrey L.
Vigil                      0                   0            28,000         132,000        143,000    489,500
--------------------------

(1) "Value of Unexercised `In-the-Money' Options" is equal to the difference between the closing bid price per share of the Company's Common Stock as reported by Nasdaq on December 31, 1999, the last day of trading in 1999 ($14.00 per share) and the option exercise price, multiplied by the number of shares subject to such options.

                              Certain Transactions

           On August 12, 1999, and November 3, 1999, the Company made secured loans to Mr. Betker in the amount of $277,500 and $92,500, respectively, for the purpose of exercising vested stock options held by Mr. Betker. The notes are full recourse, secured by marketable securities held by Mr. Betker and bear interest at an adjustable rate equal to a commercial bank's prime rate. The notes are due on February 12, 2001, and May 3, 2001, respectively.

                            Compensation of Directors

         The Company does not pay employees or affiliates additional compensation for services as a director. The Company pays each non-employee, unaffiliated director an annual retainer of $10,000 and a fee of $1,000 per meeting attended. The Board of Directors has also authorized payment of reasonable travel and out-of-pocket expenses incurred by directors in attending board meetings.

         The Company's directors who are not employees of the Company are eligible to be granted non-qualified stock options. The Company's directors who are also employees of the Company are eligible to be granted incentive stock options. During the fiscal year ended December 31, 1999, the Company granted 14,000 options to Mr. Franson, 14,000 options to Ms. Robinson, and 6,000 options to Mr. Pfannenstein.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of March 20, 2000, the number of shares of Common Stock beneficially owned by each person known by the Company to be the beneficial owner of more than 5% of the outstanding share of Common Stock, by each director of the Company, by each executive officer, and by all executive officers and directors of the Company as a group. Where the persons listed have the right to acquire additional shares of Common Stock through the exercise of options or warrants within sixty days of March 20, 2000, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership interest of any other person. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.

Name and Address                            Number of Shares Beneficially Owned
of Beneficial Owner                                Shares           Percent
----------------------------------         -------------------------------------
Rockmont Capital Limited ..................        246,080            3.8%
  Liability Company (1)
  700 Broadway, Suite 800
  Denver, Colorado 80203

John T. Pfannenstein (2) ..................        252,080            3.9
  700 Broadway, Suite 800
  Denver, Colorado 80203

Mark A. Betker (3) ........................        420,400            6.3
  11600 E. 53rd Avenue, Suite D
  Denver, Colorado 80237

Jeffrey L. Vigil (4) ......................         60,000             *
  11600 E. 53rd Avenue, Suite D
  Denver, Colorado 80239

Michael C. Franson (5) ....................         20,000             *
  1401 17th Street, Suite 750
  Denver, Colorado 80202

Ellen S. Robinson (5) .....................         18,000             *
  11600 E. 53rd Avenue, Suite D
  Denver, CO 80239

James A. Zazenski (6) .....................         56,000             *
  11600 E. 53rd Avenue, Suite D
  Denver, CO 80239

All directors and officers as a Group......        826,480           12.0
(6 persons) (7)

--------------------------
*Less than one percent.

(1)  Rockmont is the owner of 246,080 shares of the Company's Common Stock. John
     T. Pfannenstein, who is a Director of the Company, owns a 17.5 percent membership interest in and is the Manager of Rockmont.

(2) Includes shares owned by Rockmont and options to acquire 6,000 shares of Common Stock at an exercise price of $12.50

(3) Includes options to acquire an aggregate of 328,400 shares of Common Stock at exercise prices ranging from $4.63 to $12.50 per share. These options are held by a family partnership of which Mr. Betker is a general partner. Mr. Betker disclaims beneficial ownership of such shares.

(4) Consists of options to acquire 60,000 shares of Common Stock at exercise prices ranging from $6.50 to $12.50 per share.

(5) Includes options to acquire 18,000 shares of common stock at exercise prices ranging from $6.50 to $12.50 per share.

(6) Consists of options to acquire 56,000 shares of Common Stock at exercise prices ranging from $7.50 to $12.50 per share.

(7)  Includes options to acquire 486,400 shares of Common Stock.

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000 and to perform other accounting services. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Shareholders, with the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the annual meeting and entitled to vote is required to ratify the appointment of Ernst & Young LLP as the Company's independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFYING THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Proposals by Shareholders of the Company to be presented at the next Annual Meeting of Shareholders must be received by the Company on or before November 15, 2000 to be included in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which the Meeting is held. The proponent must own 1% or more of the outstanding shares, or $1,000 in market value, of the Company's Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.

                                  ANNUAL REPORT

         The Annual Report concerning the operations of the Company during the fiscal year ended December 31, 1999, including certified financial statements for the year then ended, is being mailed to each Shareholder of the Company with this Notice of Annual Meeting. Additional copies of the Annual Report may be obtained upon written request to the Company, at 11600 East 53rd Avenue, Unit D, Denver, Colorado 80239.

                                 OTHER PROPOSALS

         The Board of Directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting.

                        COSTS AND METHOD OF SOLICITATION

         Solicitation of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement to shareholders of record as of the close of business on March 8, 2000. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement, and the payment of charges incurred by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to shareholders. The Company will bear all expenses incurred in connection with the solicitation of proxies for the annual meeting.

         It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Jeffrey L. Vigil,
                                        Secretary
March 20, 2000

                                                                      APPENDIX 1

PROXY                            KOALA CORPORATION                         PROXY
                      ------------------------------------
                  PROXY SOLICITED BY MANAGEMENT OF THE COMPANY
The undersigned shareholder of Koala Corporation, a Colorado corporation (the "Company"), hereby appoints Mark A. Betker or Jeffrey L. Vigil as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado, on Wednesday, April 26, 2000 at 3:00 p.m. (local time), and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the Meeting.

THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTERS:

1.       FOR        [ ]  All Nominees as Directors -
                         Mark A. Betker, Michael C. Franson,
                         John T.Pfannenstein, and Ellen S. Robinson.

         WITHHELD   [ ]  From All Nominees.

         FOR        [ ]  All Nominees Except the Following: ____________________

2.       FOR        [ ]            AGAINST     [ ]          ABSTAIN     [ ]

         To appoint Ernst & Young LLP as independent auditors of the Company.

THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH MATTER. IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

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1.Please  date and sign  (exactly  as the shares  represented  by this Proxy are
registered)  and  return   promptly.   Where  the  instrument  is  signed  by  a
corporation, its corporate seal must be affixed and execution must be made by an officer or attorney thereof duly authorized. If no date is stated by the Shareholder, the Proxy is deemed to bear the date upon which it was mailed by management to the Shareholder.

2.To be valid, this Proxy form, duly signed and dated, must arrive at the office of the Company's transfer agent, American Securities Transfer & Trust, Inc., P.O. Box 1596, Denver, Colorado 80201-1596 not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the day of the Meeting or any adjournment thereof.


                              DATED this ________  day of _____________  , 2000.


                              ----------------------------------------------
                              Signature of Shareholder

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                              (Please print name of Shareholder)